Consolidated Portfolio of Investments (unaudited)
As of December 31, 2024
abrdn Global Infrastructure Income Fund

Shares		Value
COMMON STOCKS—87.8%
ARGENTINA—2.0%
Industrials—0.7%
Corp. America Airports SA(a)	218,942	$ 4,085,458
Materials—1.3%
Loma Negra Cia Industrial Argentina SA, ADR(a)	582,761	6,958,166
Total Argentina		11,043,624
AUSTRALIA—1.0%
Industrials—1.0%
Aurizon Holdings Ltd.	2,750,000	5,522,141
BRAZIL—3.2%
Industrials—2.7%
CCR SA	4,429,500	7,288,760
Rumo SA	2,621,600	7,568,392
		14,857,152
Utilities—0.5%
Serena Energia SA(a)	3,529,000	3,136,636
Total Brazil		17,993,788
CANADA—4.5%
Energy—2.4%
Enbridge, Inc.	309,000	13,114,953
Industrials—2.1%
Canadian Pacific Kansas City Ltd.	160,900	11,644,333
Total Canada		24,759,286
CHINA—0.8%
Information Technology—0.8%
GDS Holdings Ltd., ADR(a)	190,900	4,535,784
FRANCE—8.8%
Industrials—5.7%
Eiffage SA	113,000	9,909,115
Getlink SE	668,800	10,664,481
Vinci SA	108,500	11,170,783
		31,744,379
Utilities—3.1%
Engie SA	457,100	7,249,331
Veolia Environnement SA	342,700	9,615,309
		16,864,640
Total France		48,609,019
GERMANY—2.4%
Utilities—2.4%
RWE AG	454,000	13,558,051
HONG KONG—1.2%
Utilities—1.2%
CLP Holdings Ltd.	780,000	6,542,084
INDONESIA—0.5%
Communication Services—0.5%
Sarana Menara Nusantara Tbk. PT	73,159,700	2,977,297
ITALY—2.0%
Communication Services—1.1%
Infrastrutture Wireless Italiane SpA(b)	608,400	6,180,257
Utilities—0.9%
Enel SpA	651,009	4,645,711
Total Italy		10,825,968
Shares		Value

JAPAN—1.6%
Industrials—1.6%
Japan Airport Terminal Co. Ltd.	285,600	$ 9,004,645
MALAYSIA—2.0%
Industrials—2.0%
Malaysia Airports Holdings Bhd.	4,677,800	11,068,126
MEXICO—2.7%
Industrials—2.7%
Grupo Aeroportuario del Centro Norte SAB de CV	1,018,600	8,781,523
Promotora y Operadora de Infraestructura SAB de CV	704,900	5,972,262
		14,753,785
NIGERIA—1.1%
Communication Services—1.1%
IHS Holding Ltd.(a)	2,086,700	6,093,164
PHILIPPINES—2.1%
Industrials—2.1%
International Container Terminal Services, Inc.	1,722,490	11,494,185
SPAIN—7.7%
Communication Services—2.3%
Cellnex Telecom SA(a)(b)	399,300	12,612,497
Industrials—4.1%
Aena SME SA(b)	72,700	14,837,898
Sacyr SA	2,335,200	7,693,342
		22,531,240
Utilities—1.3%
EDP Renovaveis SA	695,700	7,225,826
Total Spain		42,369,563
TANZANIA—2.0%
Communication Services—2.0%
Helios Towers PLC(a)	9,904,500	11,345,489
UNITED KINGDOM—4.1%
Industrials—1.0%
Mobico Group PLC(a)	5,390,000	5,350,958
Utilities—3.1%
National Grid PLC	780,100	9,267,784
SSE PLC	394,100	7,899,532
		17,167,316
Total United Kingdom		22,518,274
UNITED STATES—38.1%
Energy—7.2%
Cheniere Energy, Inc.	69,700	14,976,439
Kinder Morgan, Inc.	419,400	11,491,560
Williams Cos., Inc.	250,504	13,557,276
		40,025,275
Industrials—8.1%
CoreCivic, Inc.(a)	236,800	5,148,032
Ferrovial SE	375,550	15,763,571
Norfolk Southern Corp.	63,000	14,786,100
Union Pacific Corp.	40,057	9,134,598
		44,832,301

See accompanying  Notes to Portfolio of Investments.

Consolidated Portfolio of Investments (unaudited)  (concluded)
As of December 31, 2024
abrdn Global Infrastructure Income Fund

Shares		Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Real Estate—4.6%
American Tower Corp., REIT	78,500	$ 14,397,685
Crown Castle, Inc., REIT	119,400	10,836,744
		25,234,429
Utilities—18.2%
Altus Power, Inc.(a)	817,800	3,328,446
American Electric Power Co., Inc.	92,436	8,525,372
CenterPoint Energy, Inc.	417,471	13,246,355
Clearway Energy, Inc., Class C	322,700	8,390,200
CMS Energy Corp.	149,512	9,964,975
Duke Energy Corp.	54,459	5,867,413
FirstEnergy Corp.	152,200	6,054,516
NextEra Energy Partners LP	376,900	6,708,820
NextEra Energy, Inc.	192,374	13,791,292
PPL Corp.	420,500	13,649,430
TXNM Energy, Inc.	231,500	11,382,855
		100,909,674
Total United States		211,001,679
Total Common Stocks		486,015,952
PRIVATE CREDIT(c)—0.7%
UNITED STATES—0.7%
Energy—0.7%
OYA Solar CDG LLC(d)(e)	–	4,020,711
Total Private Credit		4,020,711
PRIVATE EQUITY(c)(f)—13.0%
CANADA—1.2%
Communication Services—1.2%
NOVA-telMAX HoldCo LLC(a)(g)(h)	–	6,668,975
CHILE—2.6%
Communication Services—0.0%
BT Co-Invest Fund, L.P.(h)(i)(j)	–	170,791
Energy—2.6%
Trinity Gas Holdings, LLC(a)(e)(j)	–	14,052,653
Total Chile		14,223,444
UNITED STATES—9.2%
Energy—6.3%
Arroyo Trinity Direct Investment I, L.P.(h)(i)(j)	–	1,855,999
BSED Holdings I, LLC(a)(e)(i)(j)	–	4,077,697
CAI Co-Invest LP(a)(h)(i)(j)	–	8,503,969
Cresta Highline Co-Invest Fund I(a)(h)(i)(j)	–	8,344,184
Sentinel Midstream Highline JV Holdings LLC(e)(i)(j)	–	12,064,922
Zon Holdings II, LLC(a)(h)(i)(j)	–	31,214
Zon Holdings, LLC(a)(h)(i)(j)	–	129,256
		35,007,241
Shares		Value

Industrials—1.8%
WR Holdings LLC(a)(e)(i)(j)	–	$ 10,088,202
Utilities—1.1%
Cresta BBR Co-Invest BL LLC(a)(h)(k)	–	2,072,736
PCIP I CI Co-Invest, LP(a)(h)(i)(j)	–	3,836,742
		5,909,478
Total United States		51,004,921
Total Private Equity		71,897,340
SHORT-TERM INVESTMENT—0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.43%(l)	279,234	279,234
Total Short-Term Investment		279,234
Total Investments (Cost $539,139,716)—101.5%		562,213,237
Liabilities in Excess of Other Assets—(1.5%)		(8,552,955)
Net Assets—100.0%		$553,660,282

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Illiquid security.
(d)	Indicates a security that may be restricted in certain markets.
(e)	Fair Valued Security. Fair Value is determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange trade price. See Note 1(a) of the accompanying Notes to Consolidated Portfolio of Investments for inputs used.
(f)	Private Equity Investments. See of the accompanying Notes to Consolidated Financial Statements.
(g)	NOVA-telMAX HoldCo LLC invests 100% of its capital in Telmax, Inc., in which the Fund's percentage of ownership is approximately 15%.
(h)	Restricted security, not readily marketable. See Notes to Consolidated Financial Statements.
(i)	abrdn Global Infrastructure Income Fund BL, LLC invests 100% of its capital in Arroyo Trinity Direct Investment I, BSED Holdings I, LLC, BT Co-Invest Fund, L.P., Climate Adaptive Infrastructure (CAI) Co-Invest Fund LP, Cresta Highline Co-Invest Fund, PCIP I CI Co-Invest, LP, Sentinel Midstream Highline JV Holdings LLC, Trinity Gas Holdings, LLC, WR Holdings LLC, Zon Holdings, LLC and Zon Holdings II, LLC in which the Fund's percent of ownership is approximately 2%, 49%, 9%, 8%, 32%, 19%, 18%, 5%, 5%, 50% and 50%, respectively.
(j)	Through abrdn Global Infrastructure Income Fund BL, LLC.
(k)	Cresta Blocker invests 100% of its capital in Cresta Fund LP, in which the Fund's percentage of ownership is approximately 18%.
(l)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of December 31, 2024.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying  Notes to Portfolio of Investments.

Notes to Consolidated Portfolio of Investments
December 31, 2024 (unaudited)

1.    Summary of Significant Accounting Policies
a.    Security Valuation:
The Fund values its securities at fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date, also referred to as market value. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the "Board") designated abrdn Inc., the Fund's Investment Adviser (the "Investment Adviser"), as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Adviser may be classified as Level 2 or Level 3 depending on the nature of the inputs.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time (defined below). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
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Notes to Consolidated Portfolio of Investments  (concluded)
December 31, 2024 (unaudited)

Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). Investments that are included in this category are private credit investments and private transaction investments that are not able to use NAV as practical expedient as detailed below.
Level 3 investments are valued using significant unobservable inputs. The Fund may also use a discounted cash flow based valuation approach in which the anticipated future cash flows of the investment are used to estimate the current fair value. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The Fund may also invest in infrastructure investments through private transactions, which represented 13.7% of the net assets of the Fund as of December 31, 2024. For certain of the private equity investments, the Fund values private investment companies using the NAVs provided by the underlying private investment companies as a practical expedient. The Fund determined that the use of the practical expedient was appropriate as the investments in private investment companies did not have readily determinable fair values. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the NAV of the investment. In such cases, the Fund may make adjustments to the NAV reported by the private investment company based on market or economic changes, which can include market fluctuations or other economic conditions for which it may be necessary to adjust a reported NAV. In addition, the impact of changes in the market environment and other events on the fair values of the Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund’s other investments. The Fund’s net asset value could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher or lower than the values that the Fund ultimately realizes upon the disposal of such investments. These holdings are not considered part of the three-level hierarchy and therefore are only represented in the total below.
4